Exhibit 10.12(b)

AMENDMENT NO. 1 TO AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT

This Amendment No. 1 to Amended and Restated Receivables Sale Agreement dated as of March 20, 2013 (this “First Amendment”) is by and among Smithfield Foods, Inc., a Virginia corporation (“Smithfield”), SFFC, Inc., a Delaware corporation (“SFFC”), each of Farmland Foods, Inc., a Delaware corporation, Smithfield of Canada, Ltd., a company incorporated under the laws of Canada, The Smithfield Packing Company, Incorporated, a Delaware corporation, Premium Pet Health, LLC, a Delaware limited liability company, Patrick Cudahy, LLC, a Delaware limited liability company, John Morrell & Co., a Delaware corporation, Smithfield Global Products, Inc., a Delaware corporation, and Armour-Eckrich Meats LLC, a Delaware limited liability company and such other Originators that may become party to the Original Agreement with the consent of the Administrative Agent (each, unless excluded from the Original Agreement as an Excluded Originator in accordance therewith, an “Originator”) , and Smithfield Receivables Funding LLC, a Delaware limited liability company (“Buyer”). Each of Smithfield, SFFC, each Originator and Buyer may be referred to herein as a “Party” or collectively as the “Parties”.

PRELIMINARY STATEMENTS

WHEREAS, each of the Parties is a party to that certain Amended and Restated Receivables Sale Agreement dated as of January 31, 2013 among Smithfield, SFFC, the Originators and Buyer (the “Original Agreement”);

WHEREAS, subsequent to the execution and delivery of the Original Agreement, the Parties discovered a mutual mistake of fact in the description of the collateral related to the Receivables that are the subject of the Original Agreement;

WHEREAS, the Parties desire to amend the Original Agreement to remedy such mutual mistake in the manner set forth in this First Amendment and in accordance with Section 7.1(b) of the Original Agreement and Section 7.1(g) of the Credit and Security Agreement; and

WHEREAS, the Parties are entering into this First Amendment with the written consent of the Administrative Agent for the benefit of the Lenders.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the Parties hereby agree as follows:

ARTICLE I
AMENDMENT

Section 1.1    Amendment. With effect from January 31, 2013, Exhibit I to the Original Agreement shall be amended by deleting clause (i) of the definition of “Related Security” in its entirety and replacing it with the following:

“(i)    (a) in the case of an In-Transit Receivable, a security interest in the applicable Originator’s In-Transit Collateral relating thereto or (b) in the case of a Receivable other than an In-Transit Receivable, all of the applicable Originator’s interest in the inventory and goods (including returned or repossessed inventory or goods), if any, the sale, financing or lease of which by such Originator gave rise to such Receivable, and, in either case, all insurance contracts with respect thereto,”
Section 1.2     Effect of Amendment. Except as expressly set forth herein, this First Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Original Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

Section 1.3    References. On and after the effective date of this First Amendment, each reference in the Original Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” and words of similar import referring to the Original Agreement, and each reference in the other Transaction Documents to the “Sale Agreement”, “thereunder”, “thereof” or words of similar import referring to the Original Agreement, shall mean a reference to the Original Agreement, as amended by and in accordance with this First Amendment.

ARTICLE II
REPRESENTATIONS

Section 2.1    Each of Smithfield, SFFC and each Originator represents and warrants to Buyer on the date hereof that it has duly authorized, executed and delivered this First Amendment and that this First Amendment constitutes a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

Section 2.2    Each of Smithfield, SFFC and each Originator further represents and warrants to Buyer that, as of the date of this First Amendment: (a) each of the representations and warranties made by it pursuant to Section 2.1 of the Original Agreement is true and correct as though made on and as of such date (except with respect to those representations and warranties that by their express terms relate solely to an earlier date) and (b) no event has occurred and is continuing that will constitute a Termination Event or an Unmatured Termination Event.

ARTICLE III
MISCELLANEOUS

Section 3.1    Definitions; Interpretation. All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Original Agreement.

Section 3.2    Headings. The section headings contained in this First Amendment are for reference purposes only and shall not affect the meaning or interpretation of this First Amendment.

Section 3.3    Amendment. No provision of this First Amendment may be amended, modified or supplemented except by the written agreement of all of the Parties.

Section 3.4    Counterparts. This First Amendment may be executed in any number of counterparts and by different Parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

Section 3.5    Transaction Document. This First Amendment shall constitute a Transaction Document.

Section 3.6    Miscellaneous. Sections 7.4, 7.7, 7.8, 7.9 and 7.10 of the Original Agreement are incorporated by reference in and shall apply to this First Amendment as if set out herein in their entirety.

IN WITNESS WHEREOF, the Parties have caused this First Amendment to be duly executed as of the date first above written.

SMITHFIELD FOODS, INC.

By: /s/ Timothy Dykstra
Name: Timothy Dykstra
Title: Vice President

SFFC, INC.

By: /s/ Jeffrey A. Porter
Name: Jeffrey A. Porter
Title: President

FARMLAND FOODS, INC.

By: /s/ Timothy Dykstra
Name: Timothy Dykstra
Title: Vice President

THE SMITHFIELD PACKING COMPANY, INCORPORATED

By: /s/ Timothy Dykstra
Name: Timothy Dykstra
Title: Vice President

JOHN MORRELL & CO.

By: /s/ Timothy Dykstra
Name: Timothy Dykstra
Title: Vice President

ARMOUR-ECKRICH MEATS LLC

By: /s/ Timothy Dykstra
Name: Timothy Dykstra
Title: Vice President

SMITHFIELD GLOBAL PRODUCTS, INC.

By: /s/ Timothy Dykstra
Name: Timothy Dykstra
Title: Vice President

PREMIUM PET HEALTH, LLC

By: /s/ Timothy Dykstra
Name: Timothy Dykstra
Title: Vice President

PATRICK CUDAHY, LLC

By: /s/ Timothy Dykstra
Name: Timothy Dykstra
Title: Vice President

SMITHFIELD OF CANADA, LTD.

By: /s/ Robert W. Manly, IV
Name: Robert W. Manly, IV
Title: Executive Vice President

SMITHFIELD RECEIVABLES FUNDING, LLC
By: SFFC, Inc., its managing member

By: /s/ Jeffrey A. Porter
Name: Jeffrey A. Porter
Title: President

Consented to by:

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

By:/s/ Christopher Lew
Name: Chistopher Lew
Title: Vice President

By: /s/ Dana Hartman
Name: Dana Hartman
Title: Executive Director